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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 2, 2004

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                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           Delaware                      1-13970                 35-1848094
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Michael E. Thomas has advised the Board of Directors of Chromcraft Revington, Inc. (the "Company") that he will retire as the Company's Chairman, President and Chief Executive Officer effective immediately following the 2005 annual meeting of stockholders, which will be held on May 4, 2005.

         Mr. Thomas will become 63 years old in January, 2005. He has served as the Company's President and Chief Executive Officer since 1992 and as the President of Peters-Revington Corporation, a subsidiary of the Company, from 1981 until 1996.

         The Nominating and Corporate Governance Committee of the Board of Directors has begun the process to identify successor CEO candidates.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 8, 2004

                                         CHROMCRAFT REVINGTON, INC.

                                         By:  /s/ Frank T. Kane
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                                              Frank T. Kane
                                              Vice President - Finance and
                                              Chief Financial Officer




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